THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


Direct Dial:  (260) 455-1847
Facsimile:   (260) 455-5135

September 14, 2005

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      UNUM America Group VA I, VA II, VA III
         File Nos. 811-05803; 33-47786; 33-45846; 33-45851

Commissioners:

The Lincoln National Life Insurance Company, as administrative agent for UNUM America Group VA I, VA II, VA III ("the Account"), certifies that, as required by Rule 30e-2 under the Investment Company Act of 1940, as amended, (the "Act"), the Account, a unit investment trust registered under the Act, mailed to its contract owners a report containing financial statements and other applicable information required by Rule 30e-1 under the Act ("Semi-Annual Report") for each of the management investment companies (the "Underlying Funds") issuing securities held by the Account. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their Semi-Annual Reports with the Securities and Exchange Commission via EDGAR. The filings are incorporated herein by reference.

Please do not hesitate to call me at the above-listed number with any questions.

Sincerely,

/s/ Brian Burke

Brian Burke
Counsel